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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        April 14, 1999
                                                 -------------------------------

                            ALLIANCE IMAGING, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                              0-16334               33-0239910
------------------------------     -----------------------     ----------------
 (State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                        1065 North PacifiCenter Drive,
                                   Suite 200
                           Anaheim, California 92806
                        -------------------------------
                        (Address of principal executive
                          offices including Zip Code)


                                (714) 688-7100
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                        (Registrant's telephone number,
                             including area code)

                                     N.A.
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)
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          THIS FORM 8-K CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITHIN THE
          MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY INCREASES SIGNIFICANTLY, (2) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESS OF THE COMPANY, SMT HEALTH SERVICES INC. OR ANY OTHER BUSINESSES TO BE ACQUIRED ARE GREATER THAN EXPECTED, (3) THE ABILITY TO RENEW OR EXTEND EXISTING CONTRACTS AND (4) GENERAL ECONOMIC CONDITIONS BECOMING LESS FAVORABLE THAN EXPECTED.

Item 5.   Other Events.

          On April 14, 1999, Alliance Imaging, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Company will acquire (the "Acquisition") all of the outstanding common stock of Three Rivers Holding Corp. ("Three Rivers") through a merger of a wholly owned subsidiary of the Company into Three Rivers, which will be the surviving corporation. Each share of Three Rivers common stock will be converted into the right to receive 4.9 shares of the Company's common stock. The exchange ratio was based on arms length negotiations between affiliates of Apollo Management, L.P. and the management of Three Rivers and its wholly-owned subsidiary, SMT Health Services Inc.("SMT"), on the one hand, and a committee of the Company's disinterested directors (the "Special Committee") and the management of the Company, on the other hand. A copy of the Merger Agreement is attached hereto as
          EXHIBIT 2 and is incorporated herein by reference. The Company received a fairness opinion from J.P. Morgan Securities Inc., a copy of which is attached hereto as EXHIBIT 99.1.

          This event is the subject of a press release issued by the Company on April 14, 1999, a copy of which is attached hereto as EXHIBIT 99.2 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

            2.    Agreement and Plan of Merger

                                       2
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          99.1  Fairness Opinion of J.P. Morgan Securities Inc.
          99.2  Press Release dated April 14, 1999



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    ALLIANCE IMAGING, INC.
                                                    Registrant)


Dated  April 16, 1999                            By: /s/ Richard N. Zehner
                                                     --------------------------
                                                     Name: Richard N. Zehner
                                                     Title: Chairman and Chief
                                                            Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

              2    Agreement and Plan of Merger

           99.1    Fairness Opinion of J.P. Morgan Securities Inc.

           99.2    Press Release dated April 14, 1999